                                                                   Exhibit 10.43
                                                                   -------------
                           AASTROM BIOSCIENCES, INC.

             5 1/2% CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


     This 5 1/2% Convertible Preferred Stock Purchase Agreement (the "Agreement") is entered into as of November __, 1997, by and among Aastrom Biosciences, Inc., a Michigan corporation (the "Company"), and each of the purchasers whose name and address is set forth on the Schedule of Purchasers attached hereto as Exhibit A (each, a "Purchaser," and, collectively, the
                   ---------
"Purchasers").

     WHEREAS, the Company has filed a registration statement on Form S-1 (File No. 333-37439) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), covering two million four hundred thousand (2,400,000) shares (the "Shares") of the Company's 5 1/2% Convertible Preferred Stock, no par value ("Preferred Stock"), and the shares (the "Conversion Shares") of the Company's common stock, no par value ("Common Stock"), issuable upon conversion of the Shares;

     WHEREAS, in connection with the offering contemplated by the Registration Statement, the Company has retained Cowen & Company to act, on a best efforts basis, on behalf of the Company as placement agent;

     WHEREAS, on November __, 1997, the Commission declared the Registration Statement effective; and

     WHEREAS, prior to or concurrent with the execution of this Agreement, each Purchaser has deposited funds in an amount not less than the aggregate Purchase Price (as defined in Section 1.2) of the Shares to be purchased hereunder by such Purchaser (as set forth on Exhibit A attached hereto) with The Chase
                                ---------
Manhattan Bank (the "Escrow Agent") to be held in escrow for the benefit of such Purchaser until the funds are released to the Company upon the Closing (as defined in Section 2.1).

     NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1.  AUTHORIZATION AND SALE OF SHARES.
---------   --------------------------------

     1.1  Authorization of Sale of Shares.  Upon the terms and subject to the
          -------------------------------
conditions of this Agreement, the Company has authorized the issuance and sale of the Shares following effectiveness of the Registration Statement.

     1.2  Sale of Shares.  At the Closing (as defined in Section 2.1), the
          --------------
Company will sell and issue to the Purchasers, and each Purchaser will purchase and acquire from the Company, upon the terms and subject to the conditions hereinafter set forth, the number of Shares set forth opposite such Purchaser's name on Exhibit A attached hereto at a purchase price of $______ per share (the
        ---------
"Purchase Price").

SECTION 2.  CLOSING; DELIVERY.
---------   -----------------

     2.1  Closing Date.  The closing (the "Closing") of the purchase and sale of
          ------------
the Shares hereunder shall take place at the offices of Gray Cary Ware & Freidenrich, 400 Hamilton Avenue, Palo Alto, California at 9:00 a.m., California time, on November 26, 1997, or at such other time and place as the Company and the Placement Agent may agree (the "Closing Date").

     2.2  Delivery.  At the Closing, the Company will deliver to the Placement
          --------
Agent for delivery to the Purchasers certificates evidencing the Shares to be purchased by the respective Purchasers, as set forth on Exhibit A attached
                                                        ---------
hereto, and the Escrow Agent, on behalf of the Purchasers, will deliver the aggregate Purchase Price for the Shares to the Company by wire transfer, as instructed by the Company.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
---------   ---------------------------------------------

     The Company represents and warrants to each Purchaser as follows:

     3.1  Organization, Good Standing and Qualification. The Company has been
          ---------------------------------------------
duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company.

     3.2  Authorization.  The Company has full power and authority (corporate
          -------------
and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights may be limited by applicable laws or equitable principles and except as enforcement hereof may be limited to applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and the performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance and sale of the Shares, and the issuance of the Conversion Shares upon conversion of the Shares, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any material lease, contract or other agreement or instrument to which the Company is a party or by which its properties are bound, (b) the Restated Articles of Incorporation or Bylaws of the Company, or (c) to the Company's knowledge, any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body binding upon the Company. No consent, approval, authorization, order, designation or filing by or with any court or regulatory, administrative or other government agency or body is required for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Securities Act of 1933, as amended (the "Act"), and state securities laws.

     3.3  Capitalization.  The authorized capital stock of the Company consists
          --------------
of 40,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, no par value, 2,400,000 of which are designated as 5 1/2% Convertible Preferred Stock. The rights, preferences, privileges and restrictions of the Preferred Stock are as set forth in the Certificate of Designation attached hereto as Exhibit B (the "Certificate"). The outstanding shares of Common Stock, as set
---------
forth in the Registration Statement, are validly issued, fully paid and non-assessable. As of the date of this Agreement, no shares of the Company's preferred stock are outstanding.

     3.4  Valid Issuance.  The Shares have been duly authorized for issuance
          --------------
and, when issued and delivered to the Purchasers by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable. The Conversion Shares have been duly authorized for issuance and, when issued upon conversion of the Shares in accordance with the provisions of the Certificate, will be duly and validly issued and fully paid and nonassessable.

     3.5  No Changes.  Subsequent to the respective dates as of which
          ----------
information is given in the Registration Statement, there has not been (a) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company, (b) any transaction which is material to the Company, except transactions in the ordinary course of business, (c) any obligation, direct or contingent, which is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any material change in the capital stock or outstanding indebtedness of the Company, or (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

     3.6  Nasdaq National Market.  The Common Stock is registered pursuant to
          ----------------------
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is listed on the Nasdaq National Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. is contemplating any termination of such registration or listing.

     3.7  Effective Registration Statement.  The Registration Statement has been
          --------------------------------
declared effective by the Commission, and the Company has not received, and has no notice of, any order of the Commission preventing or suspending the effectiveness of the Registration Statement or any proceedings instituted for that purpose.

     3.8  Securities Act Compliance.  The Registration Statement, as of its
          -------------------------
effective date, and the final prospectus contained therein, as of its date, complied as to form in all material respects with the requirements of the Act and the published rules and regulations of the Commission thereunder. As of its effective date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.
---------   ------------------------------------------------

     Each Purchaser, severally and not jointly, hereby represents and warrants to the Company that this Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as may be limited by applicable laws or equitable principles and except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

SECTION 5.  CONDITIONS TO CLOSING OF PURCHASERS.
---------   -----------------------------------

     The Purchasers' obligation to purchase the Shares at the Closing is subject to fulfillment or waiver as of the Closing Date of the following conditions:

     5.1  Accuracy of Representations and Warranties.  The representations and
          ------------------------------------------
warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

     5.2  Conditions. All covenants, agreements and conditions contained in this
          ----------
Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3  Satisfaction of Placement Agent.  The conditions contained in Section
          -------------------------------
9 of the Placement Agreement by and between the Company and the Placement Agent, dated as of the effective date of the Registration Statement, shall have been fulfilled to the reasonable satisfaction of or waived by the Placement Agent.

     5.4  Effective Registration Statement.  The Registration Statement shall
          --------------------------------
continue to be effective, and no stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened, by the Commission.

SECTION 6.  CONDITIONS TO CLOSING OF COMPANY.
---------   --------------------------------

     The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment or waiver as of the Closing date of the following conditions:

     6.1  Accuracy of Representations and Warranties.  The representations and
          ------------------------------------------
warranties made by each Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date.

     6.2  Conditions.  All covenants, agreements and conditions contained in the
          ----------
Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3  Effective Registration Statement.  The Registration Statement shall
          --------------------------------
continue to be effective, and no stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened, by the Commission.

SECTION 7.   REGISTRATION RIGHTS.
---------    -------------------

     7.1  Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following respective meanings:

         (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

         (b) The term "Registrable Securities" means (i) the Conversion Shares, but only in the event that counsel for one or more Purchasers reasonably determines that the Conversion Shares are not freely tradable in the public market and, therefore, registration is necessary to effect a resale of such shares, (ii) any and all shares of Common Stock issued or issuable to the Purchasers in lieu of cash dividends on the Preferred Stock, and (iii) shares of capital stock of the Company issued in respect of the shares referred to in (i) or (ii) as a result of a stock split, stock dividend, recapitalization or the like.

         (c) The terms "Holder" or "Holders" means Purchasers or qualifying transferees under subsection 7.8 hereof who hold Registrable Securities.

         (d) The term "Initiating Holders" means any Holder or Holders of 25% or more of the aggregate of the Registrable Securities then outstanding.

         (e)  The term "SEC" means the Securities and Exchange Commission.

         (f) The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 7.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company.)

     7.2  Demand Registration.
          -------------------

     (a)  Request for Registration.  In case the Company shall receive from
          ------------------------
Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to at least 25% of the aggregate number of Registrable Securities then outstanding, or any lesser percentage if the anticipated aggregate offering price of such registration, qualification or compliance, net of standard underwriting discounts, would exceed $5,000,000, the Company will:

          (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

          (ii) as soon as practicable, use its best efforts to effect all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holder's or Initiating Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 30 days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 7.2:

               (A) in any particular jurisdiction in which the Company would be required to execute a general qualification or compliance unless the Company is already subject to service in such jurisdiction and except as required by the Act; or

               (B) after the Company has effected two (2) registrations pursuant to this Section 7.2(a) and such registrations have been declared effective; provided, however, that if such registrations included the Conversion Shares (as
--------  -------
specified in Section 7.1(b)(i)), the Company shall be obligated to effect one
(1) additional registration solely with respect to shares of Common Stock issued as dividends on the Preferred Stock (as specified in Section 7.1(b)(ii)).

     Subject to the foregoing clauses (A) and (B), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ten (10) days following the filing of the Company's next Annual Report on Form 10-K or Quarterly Report on Form 10-Q after receipt of the request or requests of the Initiating Holders (or, if later, within twenty (20) days after receipt of the request or requests of the Initiating Holders). In the event that the Company shall fail to file a registration statement within such period, the Initiating Holders of such request shall be entitled, in addition to all other rights and remedies otherwise available, to a liquidated damages fee of $1,000 per day until the registration statement is filed.

       (b)  Underwriting.  If the Initiating Holders intend to distribute the
            ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to
Section 7.2 and the Company shall include such information in the written notice referred to in Section 7.2(a)(i). In such event, the underwriter shall be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The right of any Holder to registration pursuant to Section 7.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters. Notwithstanding any other provision of this Section 7.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

    (c)  Company Shares. If the managing underwriter has not limited the number
         --------------
of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

     7.3  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 7 shall be borne by the Company except as follows:

          (a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 7.2, the request for which has been subsequently withdrawn by the Initiating Holders, in which latter such case, such expenses shall be borne by the Holders requesting such withdrawal.

          (b) The Company shall not be required to pay fees or disbursements of legal counsel of a Holder unless all of the Holders specify one special counsel.

          (c) The Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities.

     7.4  Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Section 7, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in Section 7.3, at its expense the Company will:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     7.5  Indemnification.
          ---------------

          (a) The Company will indemnify each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Section 7, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any state securities law applicable to the Company or any rule or regulation promulgated under the Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the
                                               --------  -------
indemnity agreement contained in this Section 7.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and, provided further, that the Company will not
                                    -------- -------
be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder in an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity
                                     --------  -------
agreement contained in this Section 7.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and, provided further, that the total amount for
                                    -------- -------
which any Holder shall be liable under this Section 7.5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

          (c) Each party entitled to indemnification under this Section 7.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the
                                --------  -------
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and, provided further, that the failure of any
                                      -------- -------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the

Indemnifying Party; and, provided further, that an Indemnified Party (together
                         -------- -------
with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     7.6  Information by Holder. Any Holder or Holders of Registrable Securities
          ---------------------
included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

     7.7  Rule 144 Reporting.  With a view to making available to Holders the
          ------------------
benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act;

          (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

     7.8  Transfer of Registration Rights.  Holders' rights to cause the
          -------------------------------
Company to register their securities and keep information available, granted to them by the Company under Sections 7.2 and 7.7, may be assigned to a transferee or assignee of at least 100,000 Shares (as adjusted for stock splits, stock dividends, recapitalization and the like) not sold to the public; provided,
                                                                  --------
however, that the Company is given written notice by such Holder at the time of
-------
or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The Company may prohibit the transfer of any Holders' rights under this Section 7.8 to any proposed transferee or assignee whom the Company reasonably believes is a competitor of the Company.

     7.9  Termination of Registration Rights.  The rights of the Holder provided
          ----------------------------------
for in this Section 7 shall terminate when such Holder may sell all of its Registrable Securities in a three (3) month period under Rule 144 of the Act.

SECTION 8.  RIGHT OF FIRST REFUSAL.
---------   ----------------------

     8.1  Right to Purchase Pro Rata Share.  Upon the terms and subject to the
          --------------------------------
conditions of this Section 8, the Company hereby grants to each Purchaser who purchases at least 500,000 shares of Preferred Stock pursuant to this Agreement (as set forth on Exhibit A attached hereto) (a "Qualifying Purchaser"), for so
                 ---------
long as the Qualifying Purchaser holds at least 500,000 shares of Preferred Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like), the right of first refusal to purchase, on a pro rata basis, New Securities (as defined in Section 8.2 below) that the Company may, from time to time, propose to sell and issue. Each Qualifying Purchaser's pro rata share, for purposes of this Section 8, shall equal the ratio of (a) the number of shares of Common Stock held by the Qualifying Purchaser (with securities convertible into shares of Common Stock considered on an as-converted basis) held by the Qualifying Purchaser, to (b) the sum of (i) the number of outstanding shares of Common Stock, and (ii) the number of shares of Common Stock issuable upon conversion, exercise or exchange of any outstanding obligations or securities of the Company.

     8.2  New Securities.  The term "New Securities," as used in this Section 8,
          --------------
shall mean any shares of the Company's capital stock, or any obligation or other security of the Company convertible into or exchangeable for shares of the Company's capital stock offered by the Company for the purpose of financing its business, except for (a) shares of Common Stock or options to purchase Common Stock issued or granted to officers, directors, employees or consultants of the Company and its subsidiaries pursuant to any stock option plan or employee stock purchase plan approved by the Board, (b) securities issued pursuant to an acquisition of another corporation or entity by the Company through a merger or otherwise, provided that the shareholders of the Company immediately prior to the transaction hold more than fifty percent (50%) of the voting power of the surviving or continuing entity, (c) securities issued pursuant to contractual obligations of the Company existing prior to the initial issuance of shares of 5 1/2% Convertible Preferred Stock (as generally described in the Company's registration statement on Form S-1 (File No. 333-37439), as filed with the Securities and Exchange Commission on October 8, 1997), (d) securities issued in an underwritten public offering registered under the Act, (e) securities issued in any transaction approved by the Board if, in connection with or related to such transaction, the purchase or recipient of such securities, or an affiliate of such purchaser or recipient, enters into or agrees to enter into (or has previously entered into) a material business relationship with the Company, including, but not limited to, a relationship relating to licensing, clinical development, product development, marketing or distribution, and (f) securities issued in connection with any stock split, stock dividend, recapitalization or similar transaction.

     8.3  Proposed Issuance.  In the event that the Company proposes to
          -----------------
undertake an issuance of New Securities, it shall give each Qualifying Purchaser written notice of its intention, describing the type of New Securities, the proposed price, and the general terms upon which the Company proposes to issue the same. Each Qualifying Purchaser shall have ten (10) business days from the date of receipt of any such notice to agree to purchase its pro rata share of such

New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. In the event that a Qualifying Purchaser fails to exercise in full the right of first refusal within said ten (10) day period, the Company shall have ninety (90) days thereafter to sell the New Securities with respect to which the rights of the Qualifying Purchasers set forth in this Section 8 were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Qualifying Purchasers in the manner provided above.

SECTION 9.  MISCELLANEOUS.
---------   -------------

     9.1  Waiver and Amendments.  The terms of this Agreement may be waived or
          ---------------------
amended only upon the written consent of the Company and the Purchasers holding a majority of the Shares purchased pursuant hereto then held by the Purchasers. The failure by any party at any time to enforce or to require the performance of any provision of this Agreement shall in no way be construed to be a waiver of any such provision and shall not affect the rights of such party hereunder thereafter to enforce or require the performance of such provision in accordance with the terms of this Agreement.

     9.2  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of Michigan, without regard to the conflict of laws rules thereof.

     9.3  Successors and Assigns.  This Agreement may not be assigned by a
          ----------------------
Purchaser without the written consent of the Company.

     9.4  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and agreement between the parties with respect to the subject matter hereof.

     9.5  Notices.  Any notice or other communication required or permitted
          -------
under this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or facsimile, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A attached
                                                             ---------
hereto, or as subsequently modified by written notice, and, if to the Company, with a copy to Gray Cary Ware & Freidenrich, 4365 Executive Drive, Suite 1600, San Diego, California 92121, Attn.: T. Knox Bell, Esq. (Facsimile: 619/677-
1477).

     9.6  Titles and Subtitles.  The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

     9.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     9.8  Further Assurances.  Each party to this Agreement shall do and
          ------------------
perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     9.9  Expenses.  The Company and each Purchaser shall bear its own expenses
          --------
incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including, without limitation, fees and expenses of legal counsel.

     9.10  Survivability.  The respective representations and covenants of the
           -------------
parties hereto shall survive the Closing of the transactions contemplated hereby for a period of one (1) year following the Closing.

     9.11  Severability.  If one or more provisions of this Agreement are held
           ------------
to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                    THE COMPANY:



                                    AASTROM BIOSCIENCES, INC.,
                                    a Michigan corporation


                                    By:
                                       ------------------------------
                                       R. Douglas Armstrong, Ph.D.
                                       President and Chief Executive
                                       Officer

                                    Address:

                                    ----------------------------------
                                    24 Frank Lloyd Wright Drive
                                    Lobby L
                                    Ann Arbor, Michigan  48106

                                    Facsimile: (313) 665-0485

                         COUNTERPART SIGNATURE PAGE TO
                           AASTROM BIOSCIENCES, INC.
             5 1/2% CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                    PURCHASER:


                                    ----------------------------------
                                    Name of Purchaser

                                    By:
                                       -------------------------------


                                    ----------------------------------
                                    Print Name of Signatory


                                    ----------------------------------
                                    Title of Signatory

                                    Address:

                                    ----------------------------------

                                    ----------------------------------

                                    ----------------------------------


                                    Facsimile:

                                    ----------------------------------

                                   EXHIBIT A

                             Schedule of Purchasers
                             ----------------------

                                   Address, Telephone Number and
Name of Purchaser                       Facsimile Number                    Number of Shares
----------------                   -----------------------------            ----------------


                                   EXHIBIT B

        Certificate of Designation of 5 1/2% Convertible Preferred Stock
        ----------------------------------------------------------------